UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      May 22, 2017

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware	1-31340	56-0484485
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

8100 Denmark Road, Charlotte, NC (Address of Principal Executive Offices)		28273-5975 (Zip Code)

(704) 554-8510 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE CATO CORPORATION

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 24, 2018, the Registrant held its Annual Meeting.  The following are the voting results on each matter submitted to the Registrant’s stockholders at the Annual Meeting.  The proposals below are described in detail in the Proxy Statement.

At the Annual Meeting, the three nominees for director were elected to the Registrant’s Board of Directors (Proposal 1 below).

In addition, management’s proposal regarding a non-binding advisory vote approving executive compensation was approved (Proposal 2 below).

In addition management’s proposal regarding the Cato Corporation 2018 Incentive Compensation Plan was approved (Proposal 3 below).

In addition, management’s proposal regarding ratification of the retention of PricewaterhouseCoopers LLP as the Registrant’s registered independent public accounting firm for 2018 was approved (Proposal 4 below).

Summary Of Voting By Proposal

1.     To elect John P. D. Cato, Thomas E. Meckley and  Bailey W. Patrick, each for a term expiring in 2021 and until their successors are elected and qualified.  Votes recorded, by nominee, were as follows:

Nominee	For	Abstain	Broker Non-Votes
John P. D. Cato	35,584,168	368,207	2,288,281
Thomas E. Meckley	35,742,171	210,204	2,288,281
Bailey W. Patrick	32,172,030	3,780,345	2,288,281

2.     To hold an advisory (non-binding) vote on executive compensation.  The Company’s shareholders voted to approve this proposal with 28,284,293 votes for and 7,440,860 votes against.  There were 227,222 abstentions and 2,288,281 Broker non-votes.

3.     To consider and vote upon a proposal to approve the Cato Corporation 2018 Incentive Compensation Plan.  The Company’s shareholders voted to approve this proposal with 26,032,997 votes for and 9,863,354 votes against.  There were 56,024 abstentions and 2,288,281 Broker non-votes.

4.     To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2109.  The Company’s shareholders voted to approve this proposal with 37,913,375 votes for and 283,957 votes against.  There were 43,324 abstentions.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                    THE CATO CORPORATION

May 25, 2018	/s/ John P. D. Cato
Date	John P. D. Cato Chairman, President and Chief Executive Officer

May 25, 2018	/s/ John R. Howe
Date	John R. Howe Executive Vice President Chief Financial Officer

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